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                                                                   EXHIBIT 10.20


           AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AND LICENSE
                    FINANCING AND PURCHASE OPTION AGREEMENT


         THIS AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AND LICENSE FINANCING AND PURCHASE OPTION AGREEMENT (this "Amendment"), dated as of March [ ], 2005, is by and between ARABICA FUNDING, INC., a Delaware corporation ("Arabica") and CARIBOU COFFEE COMPANY, INC., a Minnesota corporation (the "Company").

                                    RECITALS

         A. Arabica and the Company are parties to the Second Amended and Restated Lease and License Financing and Purchase Option Agreement dated as of June 29, 2004 (as in effect from time to time, the "Master Lease"). Capitalized terms used herein without definition have the meanings assigned to them in the Master Lease.

         B. The Company has requested certain amendments to the Master Lease and the consent of Arabica to certain actions of the Company, and Arabica is willing to effect such amendments, and consent to such actions, on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO MASTER LEASE AND CONSENT. Subject to the satisfaction of each of the conditions set forth herein, the Master Lease is hereby amended as follows:

         A. Definitions. Section 1(a) of the Master Lease is amended as follows:

                1. By inserting the following new definition in alphabetical order:

                        "Management Fee Payments" means, for any period,
                payments by the Company or any of its Subsidiaries of any management fee to Crescent Capital Investments Inc. or any of its affiliates.

                2. By amending the definition of "Consolidated EBITDA" (a) by replacing the word "and" following subclause (f) thereof with a comma, and adding the words "and (h) Management Fee Payment expenses" after clause (g) thereof.

         B. Restricted Payments. Section 22(f) of the Master Lease is amended (1) by deleting the word "and" at the end of clause (i) thereof, (2) by replacing the period at the end of clause (ii) thereof with "; and" and (3) by adding the following new clause (iii) thereof:



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         (iii)    the Company and its Subsidiaries may make Management Fee
         Payments under the Management Advisory Agreement, dated December 27, 2000, between the Company and Crescent Capital Investments, Inc. (the "Management Agreement"), provided that:

                      (A) no such payment may be made if, either before or after giving effect thereof, any Default or Event of Default shall have occurred and be continuing, or if, after giving effect thereto, the Company would not be in compliance, on a pro forma basis (as if such payment had been made on the first day of each applicable period) with the covenants set forth in
                Section 20 hereof; and

                      (B) the aggregate amount of such payments shall not exceed, in any twelve-month period, the sum of (1) $200,000 and
                (2) any amount theretofore accrued under the Management Agreement and not permitted to be paid as a result of the limitation set forth in clause (A) above.

         C. Representation and Warranties. Section 19(r)(ii) is hereby amended by inserting the word "lists" immediately after "19(r)(ii)".

         D. Consent. Arabica hereby consents to the formation by the Company of Caribou Coffee Development Company, Inc. ("Caribou Development"), a direct Wholly-Owned Subsidiary of the Company.

         E. Compliance Certificate. Exhibit A to the Lease Agreement is hereby restated in its entirety in the form attached as Exhibit A hereto.

         F. No Further Amendments. Except as specifically amended hereby, the text of the Master Lease and all other Lease/Purchase Documents shall remain unchanged and in full force and effect.

II. REFERENCES IN LEASE/PURCHASE DOCUMENTS; CONFIRMATION OF SECURITY. All references to the Master Lease in all Lease/Purchase Documents shall, from and after the date hereof, refer to the Master Lease, as amended by this Amendment, and all obligations of the Company under the Lease/Purchase Documents shall be secured by and be entitled to the benefits of the Company Security Documents. All Company Security Documents heretofore executed by the Restricted Group shall remain in full force and effect and, by the Company's signature hereto, such Company Security Documents are hereby ratified and affirmed.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants and agrees with Arabica that:

         A. The execution and delivery of this Amendment and the other documents described in Section IV.A. hereof (together with this Amendment, the "Related Documents") to which any member of the Restricted Group is a party have been duly authorized by all requisite action on the part of such member.



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         B.     The representations and warranties of each member of the
Restricted Group contained in the Master Lease and the other Lease/Purchase Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date, except to the extent (a) such representations and warranties expressly relate to an earlier date (and the representations and warranties set forth in Section 19(a) and Section 19(q) (relating solely to the Confidential Information Memorandum) of the Master Lease shall be construed to relate only to the date of the Master Lease and to the Closing Date), in which case each such representation and warranty shall be true and correct in all material respects as of such earlier date and (b) of inaccuracies resulting from transactions permitted under the Lease/Purchase Documents.

         C. No member of the Restricted Group is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment or any of the other Related Documents.

         D. Each of the Related Documents constitutes the legal, valid and binding obligation of each member of the Restricted Group signatory thereto, enforceable against it in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

IV. CONDITIONS. The willingness of Arabica to amend the Master Lease as provided above, and the effectiveness of this Amendment, are subject to the following conditions precedent:

         A. The members of the Restricted Group shall have executed and delivered to Arabica all documents and agreements required under the Company Security Documents in connection with the Company's formation of Caribou Development.

         B. The members of the Restricted Group shall have delivered to Arabica true and complete copies of any required stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of the Related Documents, certified by the Secretary of each such member.

         C. The members of the Restricted Group shall have delivered to Arabica such other supporting documents and certificates as Arabica, any Registered Holder or their respective counsel may reasonably request.

         D. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to Arabica's and the Registered Holders' respective counsel.

V. INCREASE IN REFERENCE AMOUNT, ETC. This Agreement constitutes (a) the parties' agreement to increase the Reference Amount to $60,000,000, as contemplated by the





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definition of "Reference Amount" set forth in the Master Lease and (b) the parties' agreement to change the limitation on total amounts paid by Arabica, as Purchaser under the Asset Purchase Agreement, to $60,000,000, as contemplated by clause (i) of the seventh sentence of Section 1.1 of the Asset Purchase Agreement.

VI.      MISCELLANEOUS.

         A. As provided in the Master Lease, the Company agrees to reimburse Arabica and the Registered Holders upon demand for all reasonable fees and disbursements of counsel incurred in connection with the preparation of this Amendment and the other Related Documents.

         B. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

                    [The next pages are the signature pages.]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

                                         ARABICA FUNDING, INC.


                                         By: /s/ Michelle Moezzi
                                             -----------------------------------
                                             Name: Michelle Moezzi
                                             Title: Vice President

                                         CARIBOU COFFEE COMPANY, INC.


                                         By: /s/ George E. Mileusnic
                                             -----------------------------------
                                             Name: George E. Mileusnic
                                             Title: Chief Financial Officer